United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds

 (Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880

 (Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

 (Name and address of agent for service)

Registrant's telephone number, including area code: (888) 593-7878

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Westport Funds

Westport Select Cap Fund
Westport Fund

Annual Report
December 31, 2012

WESTPORT
INVESTMENTS

Performance Results
THE WESTPORT FUNDS
Average Annual Total Returns*– December 31, 2012

Fund or Index	One Year	Five Years	Ten Years#	Since Inception#,i
Westport Select Cap Fund – Class Rii	5.70%	2.19%	7.76%	8.97%
Russell 2000® Indexiv	16.35%	3.56%	9.72%	5.89%
Westport Fund – Class Riii	12.26%	5.10%	10.79%	10.20%
Russell Midcap® Indexiv	17.28%	3.57%	10.65%	7.75%

As set forth in the Funds’ prospectus dated May 1, 2012, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.36% and 1.25%, respectively, at December 31, 2011. Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees. During the fiscal year ended December 31, 2011, the Class R shares of the Westport Select Cap Fund and the Westport Fund both paid shareholder servicing fees equal to 0.13%. Please see the Funds’ Financial Highlights on pages 19 and 21 for the actual Total Fund Operating Expenses paid in fiscal 2012. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class. The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2013.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the Letter to Shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

i	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.

ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 20.

iii
The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 19.

iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® Index (an index of the 1,000 largest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded companies representing approximately 98% of the investable U.S. equity market)). The Russell 2000® Index, also a subset of the Russell 3000® Index, is comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of that index. You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

v	Lipper Multi-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Lipper is an independent ranking organization for the mutual fund industry.

THE WESTPORT FUNDS LETTER TO SHAREHOLDERS	January 17, 2013

Dear Fellow Shareholders:

A recent column in the Financial Times summarized the effects of central banks’ expansionary monetary policy in 2012, which underpinned domestic financial markets. “The search for yield turned 2012 into a veritable dash for trash. The lower the credit quality, the better the performance was the guiding principle, with poor quality credit outperforming investment-grade credit. At the same time, credit securities more generally tended to outperform government bonds and equities. With the notable exception of Japan, it was a triumphant year for the central banks, whose unconventional measures to secure ever looser monetary conditions worked a remarkable spell on global markets.”i

The Federal Reserve (“Fed”) purchased long term Treasury bonds with proceeds from the sale of short term Treasury obligations (Operation Twist) starting in September 2011 and concluding at year-end 2012. At the September 2012 Federal Open Market Committee (“FOMC”) meeting, the Fed announced the third round of Quantitative Easing (a/k/a “QE3”) committing to purchase $40 billion per month of mortgage backed bonds with the duration of the program unspecified. At the December 2012 FOMC meeting, the Fed announced its intention to also purchase $45 billion per month of Treasury bonds to replace Operation Twist. The Fed’s monetary policy has been the primary driver of higher prices in domestic financial markets. The bond market’s response to the Fed’s unconventional monetary easing has been mostly declining yields suggesting stability in inflation expectations. These lower interest rates enhance the attractiveness of risky assets including equities whose prices have generally risen.

The Fed’s actions since 2008 directly supported the stabilization and recovery of housing with lower mortgage interest rates. Higher home prices reduce write-downs and foreclosures improving the credit quality of bank assets and the value of bank shares. Looking beyond improved credit quality, banks look less attractive with new regulations and profit center divestitures likely to reduce future profitability below that recorded by the industry prior to the 2008 recession. Lower interest rates also supported higher share prices for real estate investment trusts (“REITs”) as high yielding alternatives to fixed income investments. REITs generally lack competitive insulation and for that reason are absent from both Westport Funds.

The results for the Westport Select Cap Fund and the Westport Fund in 2012 can best be assessed against their investment strategy. The focus of that strategy is to invest in companies that have a “good business” – one with a measure of competitive insulation and that is undervalued based on our estimates. Further, neither sector weighting, other than the avoidance of excessive concentration, nor sector rotation with the economic cycle, is a parameter of our portfolio construction.

Westport Select Cap Fund

The Westport Select Cap Fund finished 2012 on a strong note, reversing the disappointing performance of the first three quarters. For the final three months of the year, the Westport Select Cap Fund’s Class R shares were ahead 4.59% compared to the 1.85% gain for the Russell 2000® Index. However, for the full year, the Class R shares had a 5.70% average annual return compared to the 16.35% average annual return for the Index. Since inception,

i	Plender, John, 2013 “Too much rides on central banks steering stable course, Financial Times, January 16, 2013

15 years ago, the Westport Select Cap Class R shares have outperformed the Index by more than 300 basis pointsii a year, compounding at an 8.97% average annual rate compared to 5.89% average annual rate for the Russell 2000® Index. The Westport Select Cap Fund was fairly concentrated during the year with 29 portfolio holdings at the start of 2012. Sharp declines in five positions (ITT Educational Services, Inc., DeVry, Inc., Big Lots, Inc. and Forest Oil Corp. and its spin-off, Lone Pine Resources Inc.) subtracted 581 basis points from the Fund’s 2012 return, accounting for nearly 55% of the underperformance. The Fund’s Financial Services sector holdings and the absence of REITs in the portfolio decreased performance relative to the Russell 2000® Index by 266 basis points and 205 basis points, respectively, accounting for 44% of the underperformance.

Positive actions were taken to reduce ongoing risks in the portfolio. Most significantly the most troubling position, ITT Educational Services, Inc., was eliminated as was Lone Pine Resources, Inc. DeVry, Inc., the remaining for-profit education company holding, was reduced in size and accounted for 4.4% of the portfolio at year-end. The two largest Fund holdings, Precisions Castparts Corp. and Universal Health Services, Inc., Class B shares, had satisfactory full year results with returns of 15% and 24%, respectively.

The fourth quarter saw active interest in mergers and acquisitions including three of the Fund’s portfolio companies. JDA Software Group, Inc., a supplier of supply chain management software, was acquired by RedPrairie Corp., a privately held software company, resulting in a 101% gain from our average purchase price. Another long-term holding, Arbitron, Inc., agreed to be acquired by Nielsen Holdings N.V. at a 25.5% premium to our average purchase price. Because of possible regulatory issues, the holding was sold. In early December, Plains Exploration & Production Company, the Fund’s largest energy holding, agreed to be acquired by Freeport-McMoRan Copper & Gold, Inc. in a combination cash and stock deal valued at $50 per Plains share, more than 85% above the Fund’s average cost. The increase of mergers and acquisitions is very encouraging. It not only helps performance but equally important, it validates the value of the Fund’s portfolio holdings. This is particularly true when companies are acquired by knowledgeable peers who understand the real operational value of a business.

A number of other portfolio holdings made important contributions to the Fund’s performance. IPG Photonics Corp. (a laser manufacturer) was up nearly 97% for the year and United Rentals, Inc. (the country’s largest equipment rental company) gained 54% for the year. Other significant gainers for the year included Orient Express Hotels Ltd. (an operator of luxury hotels) up over 56%, with a portion of the gain reflecting an acquisition proposal from Indian Hotels Company, Ltd. ( a subsidiary of The Tata Group) that was declined; Rogers, Inc.(a supplier of specialty materials) up 34% and Carter’s Inc. (retailer of children’s apparel) up 40%.

Both Westport Funds are managed with a long-term focus, which generally minimizes capital gains tax liability to our shareholders. This past year a combination of factors resulted in the need to sell certain securities with large embedded gains, which resulted in the realization of an unusually large $5.08 per share long term capital gains distribution for the Westport Select Cap Fund. By far the most significant impact came from security sales required to meet shareholder redemptions while maintaining reasonable position sizes.

Westport Fund

During 2012, the Westport Fund Class R shares returned 12.26% versus 17.28% for the Russell Midcap® Index. Ninety-four percent of the 502 basis point return differential is attributable to three industry sectors - 127 basis points from the Financial Services sector, 137 basis points from the absence of REITs in the Fund’s portfolio and 208 basis points from the Consumer

ii	Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Discretionary and Services sector. Many banks had outstanding returns for the year on improved credit quality benefitting the Financial Services sector as investors responded to the effect of the Fed’s continuing quantitative easing program. The 127 basis point performance differential can be apportioned as - approximately 43% from sector underweighting and 57% from stock selection – mainly too few credit quality challenged banks in the portfolio. The Consumer Discretionary and Services sector’s results for 2012 reflect investor perception of it as a beneficiary of monetary and fiscal stimulus for consumers and as a relative safe haven from weak economic growth or financial dislocations outside the U.S., since the continuation of the 17 member Eurozone monetary union was questioned as 2012 began. The Fund’s portfolio holdings in the Consumer Discretionary and Services sector returned over 23% for 2012 compared to 21% for that sector of the Russell Midcap® Index. The performance differential arose from the sector weighting of 17.3% in the Index, more than three times the weighting for the Westport Fund. On the positive side, the return for the Fund’s Technology sector holdings surpassed that of the Russell Midcap® Index by 136 basis points and Materials and Processing sector holdings were 83 basis points better than that for the corresponding sector in the Index.

The Westport Fund’s individual holdings performed well during the year with 42 gainers out of 51 stocks in the portfolio. The nine companies in the portfolio with losses for the year had a negative impact of 170 basis points. The weakest industry sector was Energy where four of the six holdings reported losses for the year. Forest Oil Corporation and its spinoff, Lone Pine Resources, Inc., which combined cost 68 basis points, saw their market value erode 61% during the year from a lethal combination of significantly lower natural gas prices and a level of leverage that proved excessive. Despite this disappointment, the Energy sector provided a positive return for the year, due to excellent drilling results in onshore oil shale basins by EOG Resources, Inc. and an agreement for the acquisition of Plains Exploration and Production Company by Freeport-McMoRan Copper & Gold, Inc. for $50 a share in cash and stock. Turning to positive individual holdings, eight reported a total return for the year exceeding 30%, led by Lender Processing Services, Inc., which provides mortgage processing and default management services to mortgage lenders at 63%. Other portfolio holdings returning more than 30% for the year include: Amphenol Corp. (connectors), FEI Company (electron microscopes), American Eagle Outfitters, Inc. (teen apparel), Charles River Laboratories International, Inc. (research models), FMC Corp. (chemical compounds), and Master Card, Inc., Class A Shares (payment solutions).

The Westport Fund’s long term performance for the Class R shares is an average annual return of 10.20% for the 15 years since its inception. This compares favorably to the 7.75% average annual return for the Russell Midcap® Index and the 4.79% average annual return for the Lipper Multi Cap Core Index. The Lipper Multi Cap Core Index is a useful reference as the Index consists of mutual funds with holdings in the large, medium and small capitalization categories.

Outlook

When 2012 began, the market faced a multitude of uncertainties and headwinds and one positive driver – the Fed’s commitment to maintain unusually low interest rates at least through mid-2013 and Operation Twist through yearend 2012. The Fed not only stuck to its commitment but even expanded it by announcing QE3, an enlarged bond buying program and an extension of the period of low rates through 2015. In fact, the Fed went one step further by quantifying its threshold for raising rates - not until unemployment falls below 6.5% or inflation expectations rise above 2.5%. Given that operating earnings are expected to rise 6% in 2012 and the S&P 500 gained 13.4%, excluding dividends, nearly half the market’s price performance last year came from an expansion in valuations. It is also apparent that unusually low interest rates drove the expansion in P/E ratios.iii

iii	Price/earnings ratio (P/E) is the price of a stock divided by its earnings per share.

As 2013 begins, the market, as usual, faces many uncertainties. However, it seems that the same key driver to 2012’s good market performance, the Fed’s easy monetary policy, could once again support higher equity prices. Perhaps equally important, the Fed is being joined by central banks around the world. Ever since the European Central Bank’s (ECB) Mario Draghi made the statement “the ECB will do whatever it takes to preserve the Euro,” pressures on Eurozone markets have eased and long term interest rates in key countries – Spain and Italy - have declined. In Japan, where easing has been in place for years, the new government has announced even more aggressive actions to stimulate that country’s economy; raise the inflation target to 2% from 1%, deploy more quantitative easing to reach the target and spend an added $116 billion or approximately 2% of Gross Domestic Product (GDP) for fiscal stimulus. China has moved to more expansionary actions and recent data indicates that these are working. Taken together these global efforts should, for the short-term, reduce the likelihood of a significant macro dislocation.

The Fed’s monthly purchases of $85 billion or $1 trillion on an annual basis are enough to cover the current estimated U.S. budget deficit for fiscal 2013. The Fed’s actions will supplant foreign buyers for the debt securities issued to fund the deficit, keeping interest rates low and supporting economic activity through lower capital costs and enabling additional fiscal stimulus. Helped by the monetization of the forecast $1 trillion fiscal 2013 deficit, which represents about 6% of GDP, the U.S. economy should continue to grow at a solid rate somewhat above 2% and under these circumstances has the potential for some upside, particularly in the second half of the year. Housing should continue to recover, domestic energy exploration and production is booming, deferred capital spending could pick up and state and local government budgets appear to be under less pressure.

Of course, what this might mean longer-term is higher inflation and currency debasing but these issues are unlikely to impact 2013. All of this points us to the potential for reasonable but not spectacular gains in the equity markets.

We appreciate the continued confidence of our shareholders.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

The discussions included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change. Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Funds may not necessarily hold these securities or investments today.

There are special risks associated with small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalization issues.

WESTPORT SELECT CAP FUND (WPSRX)

Representation of Portfolio Holdings
December 31, 2012 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	17.0%
Insurance	15.4%
Consumer Products & Services	14.0%
Business Products & Services	11.4%
Health Care Products & Services	10.6%
Aerospace Products & Services	10.3%
Industrial Services	8.3%
Oil & Gas Producers	7.8%
Security Products & Services	1.7%
Banks & Thrifts/Financial Services	1.1%
Other Holdings	1.6%
Cash & Cash Equivalents	0.8%
Total	100.0%

WESTPORT SELECT CAP FUND (WPSRX)

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 20.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS December 31, 2012

COMMON STOCKS — 99.2%	Shares	Market Value
Aerospace Products & Services — 10.3%
Precision Castparts Corp.	235,622	$44,631,519

Banks & Thrifts/Financial Services — 1.1%
Banner Corp.	158,213	4,861,886

Business Products & Services — 11.4%
CACI International, Inc.(a)	185,900	10,230,077
Parametric Technology Corp.(a)	432,804	9,742,418
Synopsys, Inc.(a)	928,892	29,575,921
		49,548,416
Communications Equipment & Services — 0.6%
General Communication, Inc. - Class A(a)	275,053	2,637,758

Consumer Products & Services — 14.0%
Big Lots, Inc.(a)	819,642	23,327,011
Carter's, Inc.(a)	81,533	4,537,311
Darden Restaurants, Inc.	311,826	14,053,998
Orient-Express Hotels Ltd. - Class A(a)	806,827	9,431,808
Saks, Inc.(a)	912,600	9,591,426
		60,941,554
Health Care Products & Services — 10.6%
Universal Health Services, Inc. - Class B	946,713	45,773,574

Industrial Services — 8.3%
DeVry, Inc.	800,000	18,984,000
United Rentals, Inc.(a)	374,997	17,069,864
		36,053,864
Industrial Specialty Products — 17.0%
FEI Company	428,030	23,738,544
IPG Photonics Corp.	405,600	27,033,240
QLogic Corp.(a)	527,016	5,127,866
Rofin-Sinar Technologies, Inc.(a)	281,458	6,102,009
Rogers Corp.(a)	235,953	11,717,426
		73,719,085
Insurance — 15.4%
Arthur J. Gallagher & Company	403,424	13,978,642
Brown & Brown, Inc.	578,261	14,722,525
Willis Group Holdings plc	1,142,820	38,318,754
		67,019,921

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2012

COMMON STOCKS — 99.2% (Continued)	Shares	Market Value
Oil & Gas Producers — 7.8%
Forest Oil Corp.(a)	817,095	$5,466,365
Plains Exploration & Production Company(a)	530,653	24,908,852
Stone Energy Corp.(a)	163,000	3,344,760
		33,719,977
Publishing — 1.0%
John Wiley & Sons, Inc. - Class A	114,694	4,465,037

Security Products & Services — 1.7%
Checkpoint Systems, Inc.(a)	669,150	7,186,671

TOTAL COMMON STOCKS (Cost $209,382,739)		$430,559,262

MONEY MARKETS — 0.6%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	2,659,026	$2,659,026

TOTAL MONEY MARKETS (Cost $2,659,026)		$2,659,026

TOTAL INVESTMENT SECURITIES — 99.8% (Cost $212,041,765)		$433,218,288

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		728,507

NET ASSETS — 100.0%		$433,946,795

(a)	Non-income producing security.

See accompanying notes to financial statements.

WESTPORT FUND (WPFRX)

Representation of Portfolio Holdings
December 31, 2012 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Business Products & Services	17.6%
Industrial Specialty Products	14.2%
Chemicals	9.4%
Consumer Products & Services	8.7%
Oil & Gas Producers	8.5%
Health Care Products & Services	5.7%
Medical Products & Services	5.4%
Banks & Thrifts/Financial Services	4.0%
Aerospace Products & Services	3.9%
Insurance	2.6%
Other Holdings	9.1%
Cash & Cash Equivalents	10.9%
Total	100.0%

WESTPORT FUND (WPFRX)

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 22.

ii	Performance of the Class R shares reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

iii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS December 31, 2012

COMMON STOCKS — 89.1%	Shares	Market Value
Aerospace Products & Services — 3.9%
Precision Castparts Corp.	120,601	$22,844,241

Banks & Thrifts/Financial Services — 4.0%
Cullen/Frost Bankers, Inc.	70,000	3,798,900
MasterCard, Inc. - Class A	25,000	12,282,000
State Street Corp.	107,500	5,053,575
SunTrust Banks, Inc.	10,000	283,500
WSFS Financial Corp.	48,546	2,051,069
		23,469,044
Broadcasting/Cable TV/Advertising — 1.7%
Interpublic Group of Companies, Inc.	926,192	10,206,636

Business Products & Services — 17.6%
CA, Inc.	455,089	10,002,856
CACI International, Inc.(a)	35,000	1,926,050
Check Point Software Technologies Ltd.(a)	365,000	17,388,600
Lender Processing Services, Inc.	595,545	14,662,318
Parametric Technology Corp.(a)	600,000	13,506,000
Synopsys, Inc.(a)	572,012	18,212,862
Teradata Corp.(a)	208,190	12,884,879
Trimble Navigation Ltd.(a)	240,000	14,347,200
		102,930,765
Chemicals — 9.4%
Air Products and Chemicals, Inc.	150,000	12,603,000
Albemarle Corp.	127,300	7,907,876
FMC Corp.	360,000	21,067,200
Praxair, Inc.	123,000	13,462,350
		55,040,426
Consumer Products & Services — 8.7%
American Eagle Outfitters, Inc.	450,000	9,229,500
Dr. Pepper Snapple Group, Inc.	300,000	13,254,000
McCormick & Company, Inc.	250,260	15,899,018
Ross Stores, Inc.	230,000	12,454,500
		50,837,018
Engineering & Consulting — 1.4%
Chicago Bridge & Iron Company N.V.	181,600	8,417,160

Health Care Products & Services — 5.7%
CVS Caremark Corp.	192,090	9,287,551
Laboratory Corporation of America Holdings(a)	150,000	12,993,000
Universal Health Services, Inc. - Class B	227,500	10,999,625
		33,280,176

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2012

COMMON STOCKS — 89.1% (Continued)	Shares	Market Value
Industrial Services — 2.1%
Republic Services, Inc.	415,000	$12,171,950

Industrial Specialty Products — 14.2%
Amphenol Corp.	201,300	13,024,110
FEI Company	196,742	10,911,311
International Rectifier Corp.(a)	120,246	2,131,962
MSC Industrial Direct Company, Inc. - Class A	167,500	12,626,150
Nordson Corp.	173,464	10,949,048
Pall Corp.	272,500	16,420,850
Texas Instruments, Inc.	107,964	3,340,406
W.W. Grainger, Inc.	70,000	14,165,900
		83,569,737
Insurance — 2.6%
Brown & Brown, Inc.	200,000	5,092,000
Willis Group Holdings plc	310,000	10,394,300
		15,486,300
Medical Products & Services — 5.4%
Abbott Laboratories	90,000	5,895,000
Charles River Laboratories International, Inc.(a)	155,000	5,807,850
Varian Medical Systems, Inc.(a)	285,000	20,018,400
		31,721,250
Oil & Gas Producers — 8.5%
Anadarko Petroleum Corp.	200,000	14,862,000
EOG Resources, Inc.	172,500	20,836,275
Forest Oil Corp.(a)	282,500	1,889,925
Lone Pine Resources, Inc.(a)	248,027	305,073
Plains Exploration & Production Company(a)	180,824	8,487,879
Stone Energy Corp.(a)	162,541	3,335,341
		49,716,493
Oil & Gas Services — 0.7%
Core Laboratories N.V.	40,000	4,372,400

Transportation — 1.3%
FedEx Corp.	85,000	7,796,200

Utilities — 1.0%
Entergy Corp.	92,500	5,896,875

Other — 0.9%(a) (b)		5,017,950

TOTAL COMMON STOCKS (Cost $387,565,330)		$522,774,621

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2012

MONEY MARKETS — 10.8%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	63,144,320	$63,144,320

TOTAL MONEY MARKETS (Cost $63,144,320)		$63,144,320

TOTAL INVESTMENT SECURITIES — 99.9% (Cost $450,709,650)		$585,918,941

OTHER ASSETS AND LIABILITIES — 0.1%		404,750

NET ASSETS — 100.0%		$586,323,691

(a)	Non-income producing security.

(b)	“Other” category includes securities that have been held less than one year and have not previously been disclosed on other reports.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2012

	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$212,041,765	$450,709,650
At market value (Note 2)	$433,218,288	$585,918,941
Dividends and interest receivable	308,567	609,615
Receivable for capital shares sold	1,056,695	2,364,386
Receivable for securities sold	2,148,639	215,396
Other assets	51,141	61,299
TOTAL ASSETS	436,783,330	589,169,637

LIABILITIES
Payable for capital shares redeemed	2,136,949	1,846,268
Payable for securities purchased	—	215,395
Payable to Adviser (Note 4)	389,741	441,184
Other accrued expenses and liabilities	309,845	343,099
TOTAL LIABILITIES	2,836,535	2,845,946

NET ASSETS	$433,946,795	$586,323,691

Net assets consist of:
Paid-in capital	$210,984,021	$451,074,331
Accumulated net realized gain from security transactions	1,786,251	40,069
Net unrealized appreciation on investments	221,176,523	135,209,291
Net assets	$433,946,795	$586,323,691

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$160,830,640	$428,476,599
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	8,590,822	16,421,158
Net asset value, offering price and redemption price per share (Note 2)	$18.72	$26.09

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$273,116,155	$157,847,092
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	13,980,594	6,032,490
Net asset value, offering price and redemption price per share (Note 2)	$19.54	$26.17

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF OPERATIONS For the Year Ended December 31, 2012

	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$4,718,748	$6,472,521	(1)
TOTAL INVESTMENT INCOME	4,718,748	6,472,521

EXPENSES
Investment advisory fees (Note 4)	5,515,084	4,687,767
Shareholder servicing fees, Class R (Note 4)	228,575	485,016
Transfer agent fees, Class R (Note 4)	273,801	450,095
Administration and accounting services fees (Note 4)	210,555	199,267
Transfer agent fees, Class I (Note 4)	330,970	51,863
Shareholder reporting costs	40,012	31,224
Professional fees	19,710	32,524
Registration fees, Class R	36,483	41,526
Trustees' fees and expenses	33,500	33,500
Compliance fees and expenses	20,110	19,988
Insurance expense	28,175	18,914
Registration fees, Class I	35,197	23,270
Custodian fees	21,530	15,516
Other expenses	26,070	10,066
TOTAL EXPENSES	6,819,772	6,100,536

NET INVESTMENT INCOME (LOSS)	(2,101,024)	371,985

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from security transactions	98,022,055	431,524
Net change in unrealized appreciation/depreciation on investments	(66,378,789)	54,865,915
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	31,643,266	55,297,439

NET INCREASE IN NET ASSETS FROM OPERATIONS	$29,542,242	$55,669,424

(1)	Net of Foreign taxes withheld of $4,086.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$(2,101,024)	$(4,624,540)	$371,985	$(628,885)
Net realized gains from security transactions	98,022,055	40,401,562	431,524	15,415,242
Net realized gains from Redemptions in-kind	—	73,406,815	—	—
Net change in unrealized appreciation/depreciation on investments	(66,378,789)	(111,929,597)	54,865,915	(5,503,781)
Net increase (decrease) in net assets from operations	29,542,242	(2,745,760)	55,669,424	9,282,576

DISTRIBUTIONS TO SHAREHOLDERS:
From investment income, Class R	—	—	(32,631)	—
From investment income, Class I	—	—	(287,862)	—
From realized gains, Class R	(35,101,952)	(13,357,604)	(316,522)	(9,804,780)
From realized gains, Class I	(60,745,316)	(27,010,939)	(115,861)	(3,776,534)
Decrease in net assets from distributions to shareholders	(95,847,268)	(40,368,543)	(752,876)	(13,581,314)

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	31,065,081	182,527,356	202,599,006	128,858,911
Reinvested Dividends	34,860,905	13,262,080	345,607	9,729,185
Payments for shares redeemed	(77,423,106)	(319,008,593)	(117,686,033)	(105,579,001)
Net increase (decrease) in net assets from Class R share transactions	(11,497,120)	(123,219,157)	85,258,580	33,009,095

CLASS I
Proceeds from shares sold	61,190,048	90,613,012	54,298,393	50,930,879
Reinvested Dividends	46,040,080	16,579,499	347,299	3,196,761
Payments for shares redeemed	(196,833,714)	(194,132,441)	(30,702,255)	(18,168,879)
Net increase (decrease) in net assets from Class I share transactions	(89,603,586)	(86,939,930)	23,943,437	35,958,761

Net increase (decrease) in net assets from capital share transactions	(101,100,706)	(210,159,087)	109,202,017	68,967,856

TOTAL INCREASE (DECREASE) IN NET ASSETS	(167,405,732)	(253,273,390)	164,118,565	64,669,118

NET ASSETS:
Beginning of year	601,352,527	854,625,917	422,205,126	357,536,008
End of year	$433,946,795	$601,352,527	$586,323,691	$422,205,126

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class R
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value at beginning of year	$22.61	$24.69	$19.97	$15.70	$23.31

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.22)	(0.17)	(0.09)	(0.13)
Net realized and unrealized gains (losses) on investments	1.30	(0.24)	4.89	4.65	(7.48)
Total from investment operations	1.19	(0.46)	4.72	4.56	(7.61)

Less distributions:
From net realized gains	(5.08)	(1.62)	—	(0.29)	—
Total distributions	(5.08)	(1.62)	—	(0.29)	—

Net asset value at end of year	$18.72	$22.61	$24.69	$19.97	$15.70

Total Return	5.70%	(1.86)%	23.64%	28.99%	(32.65)%

Net assets at end of year (000's)	$160,831	$197,223	$336,360	$274,861	$301,444

Ratio of total expenses to average net assets	1.36%	1.36%	1.36%	1.37%	1.37%

Ratio of net investment loss to average net assets	(0.50)%	(0.75)%	(0.68)%	(0.48)%	(0.60)%

Portfolio turnover rate	3%	2%	13%	6%	4%

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class I
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value at beginning of year	$23.33	$25.38	$20.48	$16.07	$23.80

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.16)	(0.11)	(0.05)	(0.08)
Net realized and unrealized gains (losses) on investments	1.37	(0.27)	5.01	4.75	(7.65)
Total from investment operations	1.29	(0.43)	4.90	4.70	(7.73)

Less distributions:
From net realized gains	(5.08)	(1.62)	—	(0.29)	—
Total distributions	(5.08)	(1.62)	—	(0.29)	—

Net asset value at end of year	$19.54	$23.33	$25.38	$20.48	$16.07

Total Return	5.95%	(1.69)%	23.93%	29.20%	(32.48)%

Net assets at end of year (000's)	$273,116	$404,130	$518,266	$446,963	$346,754

Ratio of total expenses to average net assets	1.17%	1.16%	1.14%	1.15%	1.15%

Ratio of net investment (loss) to average net assets	(0.32)%	(0.54)%	(0.46)%	(0.25)%	(0.38)%

Portfolio turnover rate	3%	2%	13%	6%	4%

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class R
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value at beginning of year	$23.26	$23.28	$19.39	$14.67	$21.11

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.05)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gains (losses) on investments	2.84	0.80	3.91	4.76	(6.35)
Total from investment operations	2.85	0.75	3.89	4.72	(6.39)

Less distributions:
From net investment income	(0.00)*	—	—	—	—
From net realized gains	(0.02)	(0.77)	—	—	(0.05)
Total distributions	(0.02)	(0.77)	—	—	(0.05)

Net asset value at end of year	$26.09	$23.26	$23.28	$19.39	$14.67

Total Return	12.26%	3.24%	20.06%	32.17%	(30.28)%

Net assets at end of year (000's)	$428,477	$303,709	$273,473	$193,620	$92,583

Ratio of total expenses to average net assets	1.23%	1.25%	1.27%	1.31%	1.37%

Ratio of net investment income (loss) to average net assets	0.01%	(0.21)%	(0.08)%	(0.25)%	(0.35)%

Portfolio turnover rate	1%	9%	1%	5%	3%

*	Amount rounds to less than $0.005.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class I
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value at beginning of year	$23.32	$23.29	$19.35	$14.63	$21.03

Income (loss) from investment operations:
Net investment income (loss)	0.10	—	0.02	(0.01)	(0.04)
Net realized and unrealized gains (losses) on investments	2.82	0.80	3.92	4.73	(6.31)
Total from investment operations	2.92	0.80	3.94	4.72	(6.35)

Less distributions:
From net investment income	(0.05)	—	—	—	—
From net realized gains	(0.02)	(0.77)	—	—	(0.05)
Total distributions	(0.07)	(0.77)	—	—	(0.05)

Net asset value at end of year	$26.17	$23.32	$23.29	$19.35	$14.63

Total Return	12.52%	3.45%	20.36%	32.26%	(30.20)%

Net assets at end of year (000's)	$157,847	$118,496	$84,063	$50,371	$16,436

Ratio of total expenses to average net assets	1.01%	1.03%	1.08%	1.15%	1.29%

Ratio of net investment income (loss) to average net assets	0.23%	0.02%	0.12%	(0.07)%	(0.28)%

Portfolio turnover rate	1%	9%	1%	5%	3%

See accompanying notes to financial statements.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS December 31, 2012

1.	Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate no-load series: the Westport Select Cap Fund and the Westport Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $2 billion or less at the time of the Fund’s initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2012

2.	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Procedures (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds did not hold any Level 2 or Level 3 securities during the year ended December 31, 2012. There were no transfers into and out of any level during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2012

Westport Select Cap Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$430,559,262	$—	$—	$430,559,262
Money Markets	2,659,026	—	—	2,659,026
Total	$433,218,288	$—	$—	$433,218,288

Westport Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$522,774,621	$—	$—	$522,774,621
Money Markets	63,144,320	—	—	63,144,320
Total	$585,918,941	$—	$—	$585,918,941

*	All sub-categories within common stocks represent Level 1 evaluation status. See Portfolios of Investments for industry categories.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations – Investment income earned, expenses (other than expenses attributable to a specific class), realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated by each Fund daily to each class of its shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions – Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2012

Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts earned in the prior year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Funds’ 2012 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The tax character of distributions paid for the years ended December 31, 2012 and December 31, 2011 is as follows:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
From ordinary income	$—	$—	$714,877	$—
From long-term capital gains	95,847,268	40,368,543	37,999	13,581,315
	$95,847,268	$40,368,543	$752,876	$13,581,315

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2012

At December 31, 2012, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were:

	Westport Select Cap Fund	Westport Fund
Gross Unrealized Appreciation	$232,112,305	$156,748,022
Gross Unrealized Depreciation	(10,935,782)	(21,549,295)
Net Unrealized Appreciation/(Depreciation)	$221,176,523	$135,198,727
Accumulated capital and other losses	1,786,251	50,633
Total accumulated earnings	$222,962,774	$135,249,360
Federal income Tax Cost*	$212,041,765	$450,720,214

*
The difference between federal income tax cost of portfolio investments and the acquisition cost is due to certain timing difference in the recognition of capital losses under income tax regulations and GAAP.

Reclassification of capital accounts – The following reclassifications made by the Funds during the tax year ended December 31, 2012, are primarily the result of differences in the tax treatment of net investment losses.

	Accumulated Net Investment Income (Losses)	Paid-in Capital	Net Realized Gains (Losses) Accumulated
Westport Select Cap Fund	$2,101,024	$(1,712,488)	$(388,536)
Westport Fund	$(51,492)	$(5)	$51,497

The above reclassifications have no effect on the Funds’ net assets or net asset value per share.

3.	Investment Transactions

For the year ended December 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $16,467,338 and $212,033,140, respectively, for the Westport Select Cap Fund, and $71,377,547 and $4,021,345, respectively, for the Westport Fund.

4.	Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2012

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest, and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2013. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser for the year ended December 31, 2012.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT

Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) provides services to the Funds that include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the Securities and Exchange Commission (“SEC”) related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting with the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and is reimbursed for certain of its out-of-pocket expenses.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS for out-of-pocket expenses, including, but not limited to, postage and supplies.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2012

SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions, and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the year ended December 31, 2012, shareholder servicing fees of $228,575 and $485,016 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, transfer agent servicing fees of $218,370 and $397,032 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, transfer agent servicing fees of $219,374 and $31,053 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the year ended December 31, 2012.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES

Under the terms of the Compliance Services Agreement between the Trust and Vigilant Compliance Services, LLC, (“Vigilant”), Vigilant provided the Chief Compliance Officer (“CCO”) services to the Funds for the year ended December 31, 2012. The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and their service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued) December 31, 2012

5.	Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
CLASS R
Shares sold	1,341,780	7,278,266	8,049,465	5,345,850
Shares reinvested	1,898,742	586,558	13,437	418,280
Shares redeemed	(3,374,035)	(12,764,001)	(4,697,293)	(4,454,764)
Net increase (decrease) in shares outstanding	(133,513)	(4,899,177)	3,365,609	1,309,366
Shares outstanding, beginning of year	8,724,335	13,623,512	13,055,549	11,746,183
Shares outstanding, end of year	8,590,822	8,724,335	16,421,158	13,055,549
CLASS I
Shares sold	2,543,513	3,407,097	2,140,768	2,111,301
Shares reinvested	2,402,927	710,652	13,459	137,082
Shares redeemed	(8,285,885)	(7,217,807)	(1,203,078)	(777,054)
Net increase (decrease) in shares outstanding	(3,339,445)	(3,100,058)	951,149	1,471,329
Shares outstanding, beginning of year	17,320,039	20,420,097	5,081,341	3,610,012
Shares outstanding, end of year	13,980,594	17,320,039	6,032,490	5,081,341

6.	Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date which the financial statements were issued.

THE WESTPORT FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Westport Funds
Westport, Connecticut

We have audited the accompanying statements of assets and liabilities of The Westport Funds (the “Trust”), comprising respectively, the Westport Select Cap Fund and the Westport Fund, including the portfolios of investments as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westport Select Fund and Westport Fund as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2013

THE WESTPORT FUNDS OTHER ITEMS December 31, 2012 (Unaudited)

Corporate Dividends Received Deduction

The Westport Fund designates as dividend received deduction, 100% of the income and short-term capital gain dividends paid during the calendar year ended December 31, 2012.

Qualified Dividend Income

The Westport Fund designates as qualified dividend income, 100% of the income and short-term capital gain dividends paid during the calendar year ended December 31, 2012.

Long-term Capital Gain

The Westport Select Cap Fund designates $95,847,268 as a long-term capital gain distribution paid during the calendar year ended December 31, 2012.

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter and at such other times as management may determine in its discretion. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2012 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the SEC’s website at http://www.sec.gov.

Risk Disclosure

There are special risks associated with small and mid-capitalization issues such as market liquidity and greater market volatility than larger capitalizations issues.

Considerations in Approving the Renewal of the Investment Advisory Agreement.

On September 26, 2012, the Board of Trustees of The Westport Funds (the “Trust”), including the Trustees who are not parties to the Investment Advisory Agreement (“Advisory Agreement”) between the Trust and Westport Advisers, LLC (the “Adviser”), the investment adviser of each series of the Trust (each, a “Fund”), or “interested persons”

THE WESTPORT FUNDS OTHER ITEMS (Continued) December 31, 2012 (Unaudited)

(as defined in the Investment Company Act of 1940, as amended) of either such party (the “Independent Trustees”), considered and approved the renewal of the Advisory Agreement for an additional term of one year. Prior to the meeting, the Trustees: (i) reviewed materials provided by the Adviser in response to a letter submitted by Trust counsel requesting that the Adviser provide certain information to the Trustees and (ii) received guidance regarding their fiduciary duties, in each case in connection with considering the renewal of the Advisory Agreement. The Trustees also review and assess the quality of the services that the Funds receive throughout the year, and kept the information that they have learned from such ongoing oversight in mind in their deliberations.

At the meeting, the Trustees had the opportunity to meet with representatives of the Adviser and discuss the materials provided in response to the request letter. In executive session, the Independent Trustees further reviewed the Advisory Agreement and the materials provided by the Adviser. In approving the renewal of the Advisory Agreement, the Independent Trustees and the Board of Trustees as a whole reached the conclusions set forth below, based on the considerations indicated, among others:

Nature, Quality and Extent of Services Provided by the Adviser. The Trustees determined that they were satisfied with the nature, quality and extent of the services provided by the Adviser. In reaching this conclusion, the Trustees: (i) considered that the Adviser furnishes a continuous investment program for the Funds, provides investment research and advice to the Funds, makes day-to-day investment decisions for the Funds and manages the Funds’ investments in accordance with each Fund’s investment policies as stated in the Funds’ prospectus, and (ii) noted the experience of the Adviser’s personnel and the level of knowledge that they demonstrate with respect to the Funds and the market. The Trustees also considered that the Adviser maintains and coordinates the non-investment services needed to keep the Funds functioning, subject to the direction of the Board, and the Adviser’s culture of ethics and compliance.

Performance. The Trustees determined that the Funds’ short-term and long-term performance has been satisfactory on a relative and objective basis. In reaching this conclusion, the Trustees considered performance information prepared for the Trustees by Lipper, Inc. (“Lipper”) comparing, among other things, the performance of the Funds over varying time periods ending as of June 20, 2012 to the performance of (i) appropriate indices, (ii) a group comprised of a small number of directly comparable mutual funds selected by Lipper for performance comparison purposes; and (iii) a broader universe of generally comparable mutual funds selected by Lipper for performance comparison purposes. The Trustees noted the Funds’ generally strong performance relative to both the indices and the group and universe of mutual funds selected by Lipper as well as on a risk-adjusted basis, particularly over longer time periods. The Trustees also noted the explanations provided by the Adviser for cases where performance had not been as strong. The Trustees also considered that, over the course of the year, they had the opportunity to discuss the Funds’ performance extensively with the portfolio managers and they were satisfied with the way the portfolios were being managed.

THE WESTPORT FUNDS OTHER ITEMS (Continued) December 31, 2012 (Unaudited)

Costs and Profitability. The Trustees concluded that the levels of the costs of the services provided to the Funds by the Adviser and such profits as the Adviser realizes with respect to its relationship with the Funds were acceptable in light of the service provided by the Adviser and the performance the Adviser has been able to produce for the Funds. In reaching this conclusion, the Trustees considered:

•
data compiled by Lipper indicating that the Funds by many comparisons had higher, but not significantly higher, advisory fees and operating expenses than the median and average of (i) a group comprised of a small number of directly comparable mutual funds and (ii) a broader universe of generally comparable mutual funds, in each case selected by Lipper for cost comparison purposes;

•
that (i) while the Adviser’s only clients are the Funds, the Adviser’s investment adviser affiliate receives advisory fees from its institutional separately managed account clients who have become clients in recent years that are typically equivalent to or higher than the investment advisory fees paid by the Funds, for managing those clients’ assets using substantially the same investment strategy as used for the Funds; and (ii) the institutional clients of the Adviser’s affiliate typically require less non-investment service than the Funds; and

•
the willingness of the Adviser to provide information about its costs and, if deemed necessary by the Trustees, profitability in providing its services to the Funds, the fact that the portfolio managers for the Funds also own the Adviser, and the high level of service provided to and generally strong performance produced by the Adviser with respect to the Funds.

The Trustees also considered that the principals of the Adviser’s investment advisory affiliate benefit from being able to introduce potential clients that do not satisfy the affiliate’s account minimum to the Funds, and the soft dollars arrangements instituted by the Adviser with respect to the Funds during the past year.

Economies of Scale. The Trustees considered whether a breakpoint in the advisory fee for either Fund should be requested, and determined that a breakpoint was not warranted at this time. In reaching this determination, the Trustees considered that the ability of the Funds to experience significant economies of scale was limited, given the nature of the Funds’ investment strategies and focus on investing in companies with smaller capitalizations, and the Adviser’s representation that, as a practical matter, the Funds would need to be closed to new investors before they grew to a level at which significant potential economies of scale could be achieved.

After deliberating on the factors set forth above, among others, and based on its evaluation of the information provided to it, the Board and the Independent Trustees found that the fees paid by the Funds to the Adviser under the Advisory Agreement are fair and reasonable. The Board and the Independent Trustees also concluded that the approval of the renewal of the Advisory Agreement was in the best interest of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees, voting separately, unanimously approved the renewal of the Advisory Agreement with respect to each Fund.

THE WESTPORT FUNDS SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2012” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE WESTPORT FUNDS SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Six Months Ended December 31, 2012*	Net Expense Ratio Annualized December 31, 2012	Total Return Ended Six Months December 31, 2012
Westport Select Cap Fund
Class R	Actual	$1,000.00	$1,035.90	$6.76	1.32%	3.59%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.36	$6.70	1.32%	1.84%
Class I	Actual	$1,000.00	$1,036.90	$6.00	1.17%	3.69%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$5.95	1.17%	1.91%
Westport Fund
Class R	Actual	$1,000.00	$1,053.30	$6.26	1.21%	5.33%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16	1.21%	1.89%
Class I	Actual	$1,000.00	$1,054.60	$5.19	1.00%	5.46%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10	1.00%	2.00%

*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by # of days in most recent fiscal half-year divided by # of days in current fiscal year (184/366) to reflect the one-half year period.

THE WESTPORT FUNDS
MANAGEMENT OF THE TRUST

Listed in the charts below is basic information regarding the Trustees and officers of the Westport Funds (the Trust).

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships

DISINTERESTED TRUSTEES:

Stephen E. Milman 253 Riverside Avenue Westport, CT 06880 Age 75	Trustee, November 14, 1997 – present	Retired	2	none

Donel Bruce Smith 253 Riverside Avenue Westport, CT 06880 Age 74	Trustee, November 14, 1997 – present	Retired	2	none

Edward K. Mettelman 253 Riverside Avenue Westport, CT 06880 Age 58	Trustee, January 1, 2008 – present	Managing Director, Investment Strategies Fund LP (September 2009-present); Retired prior to September 2009.	2	Director, Ganeden Biotech, Inc.

INTERESTED TRUSTEE*:

Edmund H. Nicklin, Jr. 253 Riverside Avenue Westport, CT 06880 Age 66	Trustee, November 14, 1997 – present and President, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; Executive Vice President, Westport Asset Management, Inc.	2	none

*	All Interested Trustees are “interested persons” of the Funds as defined in the 1940 Act by virtue of their interest in the investment adviser.

THE WESTPORT FUNDS MANAGEMENT OF THE TRUST (Continued)

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships

OFFICERS OF THE TRUST*:

Andrew J. Knuth 253 Riverside Avenue Westport, CT 06880 Age 74	Executive Vice President, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; Chairman, Westport Asset Management, Inc.	n/a	n/a

Ronald H. Oliver 253 Riverside Avenue Westport, CT 06880 Age 84	Executive Vice President and Secretary, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; President, Westport Asset Management, Inc.	n/a	n/a

Terry A. Wettergreen 253 Riverside Avenue Westport, CT 06880 Age 62	Vice President, October 7, 1999 – present, and Treasurer, March 8, 2002 – present	Vice President Operations, Westport Advisers, LLC	n/a	n/a

Russell M. Lynch 253 Riverside Avenue Westport, CT 06880 Age 63	Vice President, October 7, 1999 – present	Vice President Marketing, Westport Advisers, LLC	n/a	n/a

Mario A. Loya 253 Riverside Avenue Westport, CT 06880 Age 42	Vice President, September 11, 2009 – present	Vice President, Westport Advisers, LLC; Analyst, Westport Asset Management, Inc.	n/a	n/a

Salvatore Faia 253 Riverside Avenue Westport, CT 06880 Age 50	Chief Compliance Officer, January 1, 2010 – present	President, Vigilant Compliance Services	n/a	n/a

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns from office.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-888-593-7878.

THIS PAGE INTENTIONALLY LEFT BLANK.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
1-203-227-3601

Board of Trustees
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
Donel Bruce Smith

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

WESTPORT INVESTMENTS

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics ("Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, no amendments were made to the provisions of the Code, nor were any implicit or explicit waivers to the provisions of the Code granted.

The registrant will provide to any person, without charge, upon request, a copy of the Code, which can be obtained by writing The Westport Funds at 253 Riverside Avenue, Westport, Connecticut 06880 or calling 1-888-593-7878.

Item 3. Audit Committee Financial Expert.

After considering each audit committee member's background and experience, the Board determined that no member of the registrant's audit committee qualifies for designation as an "audit committee financial expert," as that term has been defined by the Securities and Exchange Commission because no single audit committee member possessed all five attributes, acquired in the manner specified. The Board further concluded that, although none of the registrant's audit committee members qualify for designation as an audit committee financial expert, each audit committee member, and the audit committee as a whole, has sufficient financial expertise to adequately perform its duties pursuant to the registrant's audit committee charter.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

December 31, 2012	December 31, 2011
$34,200	$33,100

Such fees represent the aggregate fees billed for the fiscal years ended December 31, 2012 and December 31, 2011 for professional services rendered by Tait, Weller & Baker for the audit of the registrant's annual financial statements.

(b)	Audit-Related Fees

December 31, 2012	December 31, 2011
$2,200	$2,200

Such fees represent the fees billed for the fiscal years ended December 31, 2012 and December 31, 2011 for services rendered by Tait, Weller & Baker in connection with its review of the unaudited semi-annual financial statements for the six months ended June 30, 2012 and June 30, 2011, respectively.

(c)	Tax Fees

December 31, 2012	December 31, 2011
$6,200	$6,000

"Tax fees" shown in the table above were for services provided by Tait, Weller & Baker in relation to the preparation of excise filings and income tax returns.

(d)	All Other Fees

December 31, 2012	December 31, 2011
$0	$0

The registrant was not billed any fees by Tait, Weller & Baker for products and services provided by Tait Weller & Baker, other than the services reported above in items (a) - (c), for the fiscal years ended December 31, 2012 and December 31, 2011.

(e)	Pre-Approval Policies and Procedures

(1)

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE
of
THE WESTPORT FUNDS ("Trust")

(Adopted December 10, 2004)

The Sarbanes-Oxley Act of 2002 ("Act")(1) and rules adopted by the Securities and Exchange Commission ("SEC") pursuant to the Act ("Rules")(2) require that the Trust's Audit Committee pre-approve all audit services (as described at Appendix A) and non-audit services provided to the Trust and/or its series (each a "Fund") by its independent accountant ("Auditor"), as well as all non-audit services provided by the Auditor to the Trust's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Trust ("Service Affiliates") if the services directly impact the Trust's operations and financial reporting.

The Auditors may not provide prohibited non-audit services to the Trust or its Service Affiliates. Prohibited non-audit services are described at Appendix B.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Trust.

2.
The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Trust, if the non-audit services to the Service Affiliate directly impact the Trust's operations and financial reporting.

(1)	Pub. L. 107-204, 116 Stat. 745 (2002).

(2)	Sec. Act Rel. No. 8183 (Mar. 20, 2003).

B.	Pre-Approval of Audit Services to the Trust

1.
The Audit Committee shall approve the engagement of an auditor to certify the Trust's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Delegate. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the scope of the proposed audit, and the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Trust will receive.

2.	The Audit Committee shall report to the Board of Trustees (the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.
Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Trustees").

4.	To the extent required by law, the Engagement shall be submitted for ratification by shareholders at the next annual meeting of shareholders.

C.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - by Types or Categories of Services

1.
The Audit Committee may pre-approve types of non-audit services to the Trust and its Service Affiliates pursuant to this Section C. In connection with such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

2.
The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix B) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.

3.
Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Trust, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Trust may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Trust's operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year. A non-exclusive list of permissible non-audit services is provided at Appendix C.

4.
The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

5.
The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Trust to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to any conditions or limitations set by the Audit Committee.

6.
The Trust's management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - Project-by-Project Basis

1.	The Audit Committee also may pre-approve non-audit services on a project by project basis pursuant to this Section D.

2.
Management of the Trust, in consultation with the Auditor, may submit either to the Audit Committee or to the Delegate, as provided in this Section D, for consideration and action, a pre-approval request identifying one or more non-audit service projects, as well as any material changes proposed in a service that has been pre-approved (including a discussion of the reason for such change). The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Delegate shall request.

3.
The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a "Delegate") to consider, on the Audit Committee's behalf, (i) any non-audit services, whether to the Trust or to any Service Affiliate, that have not been pre-approved by the Audit Committee or (ii) any proposed material changes to the nature or costs of a non-audit service previously provided. The Delegate may also review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Trust's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Delegate will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Trust or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Delegate shall take into account any restrictions placed by the Audit Committee on his or her pre-approval authority. The Delegate may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $10,000 per Fund.

5.
The Delegate's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Trust or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Delegate in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Delegate does not or may not (due to the estimated budget of fees exceeding $10,000 per Fund) approve the Auditor providing the requested non-audit service, the matter may be presented by the Delegate, the Trust's Treasurer or President to the full Audit Committee for its consideration and action.

E.	Amendment; Periodic Review

1.	The Audit Committee may amend these Procedures from time to time.

2.	These Procedures shall be reviewed periodically by the Audit Committee.

F.	Recordkeeping

1.	The Trust shall maintain a written record of all decisions made by the Audit Committee or by a Delegate pursuant to these Procedures, together with appropriate supporting material.

2.
In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.
A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

Adopted: December 10, 2004

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, "audit services" provided to the Trust include the following activities:

1.	Annual audit of the Trust's financial statements.

2.	Limited review of agreed-upon procedures with respect to the Trust's semi-annual financial statements.

3.
Other procedures, including review of tax provisions and registered investment company qualification tests, that need to be performed by the Auditor in order to provide an opinion on the Trust's financial statements, including tests performed to evaluate the Trust's internal control systems, review of information systems and procedures.

4.	Preparation of the Auditor's report on the Trust's internal controls for financial reporting, and related procedures.

5.
Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, including any annual proxy statements, and statutory audits.

6.	Attendance at any shareholder meeting.

7.	Attendance at audit committee meetings to review audit plan and discuss results.(3)

(3)	For other purposes, the definition of "audit services" may differ.

APPENDIX B

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Trust and its investment adviser;

2.
Any entity controlled by or controlling the Trust's investment adviser, and any entity under common control with the Trust's investment adviser if such entity (a) is an investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.
Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Trust's investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term "investment adviser" for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The Trust's "Investment Company Complex Entities" include:

Westport Advisers, LLC
Westport Asset Management, Inc.
Riverside Associates LP - 1

The following services may not be provided by the Trust's Auditor to an Investment Company Complex Entity, except as noted:

Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including:

o	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

o	Preparing an Investment Company Complex Entity's financial statements that are filed with the SEC, or that form the basis for such financial statements; or

o	Preparing or originating source data underlying an Investment Company Complex Entity's financial statements.

Financial information systems design and implementation, including:

o	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity's information system or managing an Investment Company Complex Entity's local area network.

o
Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity's financial statements or other financial information systems taken as a whole.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity's financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

Internal audit outsourcing services. This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity's internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity's financial statements.

Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

Human resources. Services in this category are:

o	searching for or seeking out prospective candidates for managerial, executive, or director positions;

o	engaging in psychological testing, or other formal testing or evaluation programs;

o	undertaking reference checks of prospective candidates for an executive or director position;

o	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

o
recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Trust's independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate's competence for financial accounting, administrative, or control positions).

Broker-dealer, investment adviser, or investment banking services. Services in this category are:

o	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

o	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client's investments;

o	executing a transaction to buy or sell an audit client's investment; or

o	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

Legal services. A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity's legal representative, for the purpose of advocating an Investment Company Complex Entity's interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Trust's independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX C

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are permissible "non-audit services," one or more of which may be pre-approved by the Audit Committee pursuant to Section C of these Procedures.

1.	Audit-Related Services (traditionally performed by the firm engaged as Auditor) o Audit of an employee benefit plan.

o	Due diligence procedures related to mergers and acquisitions.

o	of internal controls.

o	Consultations concerning financial accounting and reporting standards, regulatory developments and internal controls.

2.	Tax Services

o	Tax compliance services, including preparation and signing of the Trust's federal and excise tax returns and preparation of the Trust's year-end calculation of its distribution requirements.

o
Tax planning and advice, e.g., compliance with the asset diversification and gross income tests, determining the Trust's distributable income and distributions to manage income and excise taxes, advice relating to reporting distribution information to shareholders (e.g., Forms 1099 information), state, local and foreign tax issues, tax issues relating to the acceptance of new shareholders or the liquidation of existing shareholders, the tax consequences to the Trust of investing in new types of securities or derivatives and the adoption of new tax regulations affecting the Trust. Such planning and advice would include research, discussions, preparation of memoranda and attendance at meetings relating to such matters, as mutually determined to be necessary.

3.	Other Non-Audit Services o Advisory and consultation services.

o	Other non-audit services not listed above.

(2)	0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by Tait Weller & Baker for services rendered to the registrant for the fiscal years ended December 31, 2012 and December 31, 2011 were $6,200 and $6,000, respectively. Tait Weller & Baker did not bill for or render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2012 and December 31, 2011.

(h) Not applicable. Tait Weller & Baker did not render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2012 or December 31, 2011.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

This information is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2012.

(2)	Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr. President

Date: March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr. President

Date: March 7, 2013

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen Treasurer and Chief Financial Officer

Date: March 7, 2013